SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



        Date of Report (Date of earliest event reported): August 24, 2001


                                   TCPI, INC.
             (Exact name of registrant as specified in its charter)



                0-25406                              65-0308922
                --------                             ----------
         (Commission File Number)        (I.R.S. Employer Identification No.)



         3333 S.W. 15th Street
         Pompano Beach, Florida                         33069
         -----------------------                        -----
 (Address of principal executive offices)             (Zip code)


        Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                           --------------------------
          (Former name or former address, if changed since last report)

Item 5 Other Events
-------------------

SUIT COMMENCED AGAINST JACK L. ARONOWITZ, REGISTRANT'S FORMER CHAIRMAN, PRESIDENT, CHIEF TECHNICAL OFFICER AND DIRECTOR.

         On August 24, 2001, the Registrant filed a suit against Jack L. Aronowitz and certain of his family limited partnerships. An amended complaint was filed on September 5, 2001.

         The suit seeks to recover the sum of approximately $1,556,000 from Mr. Aronowitz and certain of Mr. Aronowitz' Family Limited Partnerships. The suit involves the non-payment of a promissory note and payments made to Mr. Aronowitz under a certain Cancellation and Exclusive License Agreement dated January 31, 1996 ("License Agreement") between the Registrant and Mr. Aronowitz.

         The suit first seeks to recover from the Aronowitz Delaware 2 Family Limited Partnership the sum of approximately $920,000 plus additional interest, attorney's fees and costs on a certain negotiable promissory note executed by the Family Limited Partnership on August 28, 1998 and personally guaranteed by Mr. Aronowitz.

         The suit also seeks to recover from Mr. Aronowitz and the Aronowitz Delaware 1 Family Limited Partnership the sum of $636,847 plus treble damages, punitive damages, interest, attorney fees and costs. The aforementioned amount represents certain payments made to Mr. Aronowitz in excess of the License Agreement's $10,000 per year minimum payment and relates to one of three patents licensed by Mr. Aronowitz to the Registrant, US patent number 4,774,192 ("'192 Patent"). The complaint alleges that Mr. Aronowitz received certain payments and advances under the above License Agreement knowing that the Registrant's products did not incorporate claims made in the `192 Patent and was therefore not entitled to payment from the Registrant in excess of the above minimum payment.

         Mr. Aronowitz is the founder of TCPI, Inc., and until September 12, 2000, was the Registrant's Chairman, President and Chief Technical Officer. He resigned as a Director of the Registrant on December 19, 2000. The suit is an adversary proceeding filed in the United States Bankruptcy Court, Southern District of Florida, Ft. Lauderdale Division, Case No. 01-24937-BKC-RBR. On July 3, 2001, the Registrant filed a Voluntary Petition under Chapter 11 of the US Bankruptcy Code.

Forward Looking Statements

         This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "seek" "believes," "expects," "may," "will," "should," "seeks, "anticipates," "intends" and similar expressions are forward-looking statements that reflect current views about future events and are subject to risks, uncertainties and assumptions. Specifically, this filing contains forward-looking statements regarding the filing of litigation.

         Readers are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, risks associated with litigation.

                                      * * *

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 6, 2001                 TCPI, INC.



                                         By:  /s/ Walter V. Usinowicz, Jr.
                                              ----------------------------------
                                                  Walter V. Usinowicz, Jr.
                                                  Vice President of Finance and
                                                  Chief Financial Officer
                                                  (Chief Accounting Officer)